SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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PB Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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October 2, 2017

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of PB Bancorp, Inc. (the “Company”). The Company is the holding company of Putnam Bank, and our common stock is traded on the NASDAQ Capital Market under the symbol “PBBI.” The Annual Meeting will be held at the Crossings Restaurant located at 45 Main Street, Putnam, Connecticut, at 9:00 a.m., Connecticut Time, on Friday, November 3, 2017.

The enclosed Notice of Annual Meeting and proxy statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company.

The Annual Meeting is being held so that stockholders may consider the election of directors, the ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for fiscal year 2018 and the consideration of an advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends that you vote “FOR” each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

Thomas A. Borner

President and Chief Executive Officer

PB Bancorp, Inc.

40 Main Street

Putnam, Connecticut 06260

(860) 928-6501

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 3, 2017

Notice is hereby given that the Annual Meeting of Stockholders of PB Bancorp, Inc. (the “Company”) will be held at the Crossings Restaurant located at 45 Main Street, Putnam, Connecticut, at 9:00 a.m., Connecticut Time, on Friday, November 3, 2017.

A Proxy Card and a proxy statement for the Annual Meeting are enclosed.

The Annual Meeting is for the purpose of considering and acting upon:

1.	The election of two directors to the Board of Directors;
2.	The ratification of the appointment of Wolf & Company, P.C. as the independent registered public accounting firm for the Company for the fiscal year ending June 30, 2018;
3.	An advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 7, 2017, are the stockholders entitled to vote at the Annual Meeting, and at any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors

Robert J. Halloran, Jr.
Corporate Secretary

October 2, 2017

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT

PB Bancorp, Inc.

40 Main Street

Putnam, Connecticut 06260

(860) 928-6501

ANNUAL MEETING OF STOCKHOLDERS

November 3, 2017

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of PB Bancorp, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at the Crossings Restaurant located at 45 Main Street, Putnam, Connecticut, at 9:00 a.m., Connecticut Time, on Friday, November 3, 2017, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders, this Proxy Statement and the Revocable Proxy are first being mailed to stockholders on or about October 2, 2017.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters in such manner as shall be determined by a majority of the Board of Directors.

A proxy may be revoked at any time prior to its exercise by sending written notice of revocation to the Secretary of the Company at the address shown above, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

VOTING PROCEDURES AND METHODS OF COUNTING VOTES

Holders of record of the Company’s common stock, par value $0.01 per share, as of the close of business on September 7, 2017 (the “Record Date”) are entitled to one vote for each share then held. As of the Record Date, the Company had 7,776,769 shares issued and outstanding. The presence in person or by proxy of a majority of the total number of shares of common stock outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR the election of the two nominees proposed by the Board, to WITHHOLD AUTHORITY to vote for the nominees being proposed, or to vote FOR ALL EXCEPT one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

As to the ratification of Wolf & Company, P.C. as the Company’s independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on the ratification. The ratification of this matter shall be determined by a majority of the votes cast at the Annual Meeting, without regard to broker non-votes or proxies marked ABSTAIN.

As to the advisory, non-binding resolution to approve our executive compensation as described in this Proxy Statement, a stockholder may: (i) vote FOR the resolution; (ii) vote “AGAINST” the resolution; or (iii) ABSTAIN from voting on the resolution. The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of this non-binding resolution. While this vote is required by law, it will neither be binding on the Company or the Board of Directors, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on the Company or the Board of Directors.

The Company’s Articles of Incorporation provide that, subject to certain exceptions, record owners of the Company’s common stock that is beneficially owned by a person who beneficially owns in excess of 10% of the Company’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Board of Directors of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Persons and groups who beneficially own in excess of 5% of the common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the Company’s outstanding shares of common stock.

	Amount of Shares
	Owned and Nature	Percent of Shares
	of Beneficial	of Common Stock
Name and Address of Beneficial Owners	Ownership	Outstanding

Putnam Bank Employee Stock Ownership Plan	605,987	7.8%
40 Main Street
Putnam, Connecticut 06260

FM R LLC (1)	708,448	9.1%
245 Summer Street
Boston, Massachusetts 02210

(1)	As disclosed in a schedule 13G filed with the Securities and Exchange Commission on February 12, 2017.

PROPOSAL 1—ELECTION OF DIRECTORS

The Company’s Board of Directors consists of eight members, and is divided into three classes, with one class of directors elected each year. Directors of the Company are generally elected to serve for a three-year period and until their respective successors have been elected and qualified. The Nominating Committee of the Board of Directors has nominated two individuals to stand for election as directors, each to serve for a three-year term and until their successor has been elected and shall qualify. The nominees are Robert J. Halloran, Jr. and Jitendra K. Sinha. Each nominee is prepared to serve, if elected; each nominee is currently a member of the Board of Directors.

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The table below sets forth certain information as of September 7, 2017 (with age information as of June 30, 2017) regarding the current members of the Company’s Board of Directors and the nominees, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may determine. At this time, the Board of Directors knows of no reason why any of the nominees would be unable to serve if elected. Except as indicated herein, there are no arrangements or understandings between any nominee or continuing director and any other person pursuant to which such nominee or continuing director was selected. Percentage ownership in the table below is based on 7,776,769 outstanding shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED IN THIS PROXY STATEMENT.

					Shares of
					Common Stock
					Beneficially
					Owned on
		Positions	Director	Current Term	Record Date		Percent of
Name (1)	Age	Held	Since (2)	to Expire	(3) (4)		Class
NOMINEES
Robert J. Halloran, Jr.	63	Director, Executive Vice President and Chief Financial Officer	2006	2017	44,101	(5)	0.57%
Jitendra K. Sinha	68	Director	2007	2017	35,858		0.46%

DIRECTORS CONTINUING IN OFFICE
Thomas A. Borner	63	Director, President and Chief Executive Officer	1987	2018	302,848	(6)	3.89%
Richard A. Loomis	59	Director	2002	2018	55,078		0.71%
John P. Miller	59	Vice Chairman of the Board	2006	2018	34,608		0.45%
Charles W. Bentley, Jr.	64	Director	2006	2019	124,787	(7)	1.60%
Paul M. Kelly	66	Director	1993	2019	66,128		0.85%
Charles H. Puffer	66	Chairman of the Board	1984	2019	109,918		1.41%

Directors and Executive Officers as a Group (8 Persons)					773,326		9.94%

(1)	The mailing address for each person listed is 40 Main Street, Putnam, Connecticut 06260.
(2)	Reflects initial appointment to the Board of Trustees of the mutual predecessor to Putnam Bank, if applicable.
(3)	Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power.
(4)	Included in the shares beneficially owned by the listed individuals includes shares of restricted stock, which were granted under the PB Bancorp, Inc. 2017 Stock-Based Incentive Plan, as follows: Mr. Bentley 9,065, Mr. Borner 30,500, Mr. Halloran 12,600, Mr. Kelly 9,065, Mr. Loomis 9,065, Mr. Miller 9,065, Mr. Puffer 9,065, Mr. Sinha 9,065.
(5)	Includes 8,967 allocated shares held in the Putnam Bank Employee Stock Ownership Plan (“ESOP”) and 2,500 shares held by Mr. Halloran’s spouse.
(6)	Includes 10,654 allocated shares held in the ESOP, 248,478 shares owned jointly with Mr. Borner’s spouse and 13,216 shares held by Mr. Borner’s spouse.
(7)	Includes 26,957 shares held by Mr. Bentley’s spouse.

The business experience for the past five years of each of our directors and executive officers is set forth below. Messrs. Borner and Halloran are our two executive officers. The biographies of each of the nominees and continuing board members below contain information regarding the person’s business experience and the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board of Directors to determine that the person should serve as a director. Each director is also a director of Putnam Bank. Unless otherwise indicated, directors and executive officers have held their positions for the past five years.

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All of the nominees and directors continuing in office are long-time residents of the communities served by PB Bancorp, Inc. and its subsidiaries and many of such individuals have operated, or currently operate, businesses located in such communities. As a result, each nominee and director continuing in office has significant knowledge of the businesses that operate in PB Bancorp, Inc.’s market area, an understanding of the general real estate market, values and trends in such communities and an understanding of the overall demographics of such communities. Additionally, as residents of such communities, each nominee and continuing director has direct knowledge of the trends and developments occurring in such communities. As the holding company for a community banking institution, PB Bancorp, Inc. believes that the local knowledge and experience of its directors assists PB Bancorp, Inc. in assessing the credit and banking needs of its customers, developing products and services to better serve its customers and assessing the risks inherent in its lending operations, and provides PB Bancorp, Inc. with greater business development opportunities. As local residents, our nominees and directors are also exposed to the advertising, product offerings and community development efforts of competing institutions which, in turn, assists PB Bancorp, Inc. in structuring its marketing efforts and community outreach programs.

Directors

Charles W. Bentley Jr. is the President and CEO of Colt’s Plastics Co., Inc. a supplier of plastic packaging for the cosmetic, pharmaceutical, and personal care industries.  Mr. Bentley has been involved in the Society of the Plastics Industry (SPI) as head of the New England Molders Division, President of the New England Region, and as a Director on the National Board.  He has also been involved locally in education and was involved in the creation of the Quinebaug Valley Community College Plastics Institute.  Mr. Bentley attended Hanover College and earned a BA in Business Administration.  He was elected as a Board member of Putnam Bank in 2006.  Mr. Bentley’s involvement in manufacturing, and particularly plastics, has enabled him to develop relations within the local and surrounding industrial community.  These relations allow for insights into the commercial customers in our market areas and also the economic developments affecting the industrial and manufacturing segments of the communities in which we operate.

Thomas A. Borner is President and Chief Executive Officer of the Company and of Putnam Bank. Mr. Borner has served as a Director and Chairman of the Board of the Company since its formation in 2003 until 2012, as a director of the Bank since 1987 and as Chairman of the Board of the Bank from 1992 to 2012 and Vice Chairman from 2012 to 2017. In addition, Mr. Borner was Interim Chief Executive Officer of the Bank from 1999 to 2000. Since October 2005, Mr. Borner has been Of Counsel to the law firm of Borner, Smith, Aleman, Herzog, Davis & Cerrone, LLC in Putnam, Connecticut. As a past owner of a number of successful businesses, combined with his decades of legal experience in representing a variety of businesses and personal clients with profiles similar to those of the Bank’s customers along with his extensive community involvement in a wide range or organizations, Mr. Borner has valuable insight into Putnam Bank’s challenges and opportunities in its market.

Robert J. Halloran, Jr. is Executive Vice President and Chief Financial Officer of Putnam Bank and the Company. He joined Putnam Bank and the Company in 2004 and, until his appointment as President from 2006 to 2012, served as Senior Vice President and Chief Financial Officer of Putnam Bank and President and Treasurer of the Company. Mr. Halloran’s direct experience in finance and treasury functions and his position on the Board of Directors provides a clear and direct channel of communication from senior management to the full Board and alignment on corporate strategy.

Paul M. Kelly is the Treasurer of Kelly’s Tire, Inc., an automotive tire retail business, located in Putnam, Connecticut. He is a licensed real estate broker and also serves as Finance Committee Chairman and Assistant Treasurer at Woodstock Academy in Woodstock, Connecticut. Mr. Kelly’s experience gives him extensive insights into the customers who live in our market areas and economic developments affecting the communities in which we operate. His work experience qualifies him to be a member of the Audit Committee as an “audit committee financial expert” for purposes of the rules and regulations of the Securities and Exchange Commission.

Richard A. Loomis, a licensed real estate broker since 1983, is a partner with The Loomis Team, LLC. The partnership is affiliated with RE/MAX BELL PARK REALTY with concentrations in residential and commercial sales and leases. Mr. Loomis is also a controlling partner in TLC Group, LLC. TLC Group concentrates in real estate development and investment. Mr. Loomis brings the Board a unique perspective in the community in areas of economic development, residential housing challenges and commercial opportunities.

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John P. Miller is Vice Chairman of the Board. Mr. Miller is the President and Owner of the National Chromium Company, Inc., a metal finishing company that specializes in chromium and nickel coatings, servicing accounts across the United States. Mr. Miller, an MBA, and an Adjunct Instructor of Business Management at Quinebaug Valley Community College located in Danielson, Connecticut. Mr. Miller’s broad experiences in community development, healthcare, general business and academics give him extensive insight into the communities we serve.

Charles H. Puffer is Chairman of the Board of the Company. Mr. Puffer worked for and owned the Leschke-Puffer Insurance Agency in Putnam, Connecticut for over 35 years until the company was sold in 2010. He earned his Bachelor of Science degree in Business Management from Bradley University. Mr. Puffer has been an active member of our community, which includes serving on the Board of Directors of Day Kimball Hospital and as a member of the Putnam Rotary Club for over 33 years. Mr. Puffer’s experience gives him extensive insight into the customers who live in our market areas and economic developments affecting the communities in which we operate.

Jitendra K. Sinha owned and operated Putnam Supermarket, Inc., located in Putnam, Connecticut for over 28 years until the company was sold in 2012. From 2013 until February 2017, Mr. Sinha was employed as a commercial loan officer for Putnam Bank. He has a Bachelor of Law degree from Patna University in India and an MBA from Long Island University in New York. Mr. Sinha has an extensive list of social and community service affiliations and has been recognized numerous times with civic achievement and community service awards. Mr. Sinha’s experience gives him extensive insight into the customers who live in our market areas and economic developments affecting the communities in which we operate.

Section 16(a) Beneficial Ownership Reporting Compliance

The common stock of the Company is registered with the SEC pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Officers and directors of the Company and beneficial owners of greater than 10% of the Company’s common stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the common stock. SEC rules require disclosure in the Company’s Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company’s common stock to file a Form 3, 4, or 5 on a timely basis. Based upon the Company’s review of the Forms 3, 4 and 5 filed with the SEC, the Company believes that Director Bentley filed one late Form 4 to report an issuance of shares that resulted from an exercise of his stock options in 2017, and that no other officer, director or 10% beneficial owner failed to file such ownership reports on a timely basis for the fiscal year ended June 30, 2017.

Board Independence

The Board of Directors has determined that, except for Messrs. Borner, Halloran and Sinha, each member of the Board is an “independent director” as defined in the Nasdaq listing rules.  Messrs. Borner, Halloran are not considered independent because they serve as executive officers of the Company and Mr. Sinha was, until recently, an officer of Putnam Bank. In evaluating the independence of our independent directors, we found no transactions between us and our independent directors that are not required to be reported under “—Transactions With Certain Related Persons,” below, and that had an impact on our determination as to the independence of our directors.

Our Board of Directors is chaired by Charles H. Puffer, who is a non-executive director.  This structure ensures a greater role for the independent directors in the oversight of PB Bancorp, Inc. and Putnam Bank and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

To further assure effective independent oversight, the board has adopted a number of governance practices, including:

•	A majority independent Board of five of eight directors;
•	periodic meetings of the independent directors; and

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•	annual performance evaluations of the Chief Executive Officer and of the Executive Vice President by the independent directors.

The board recognizes that depending on the circumstances, other leadership models might be appropriate. Accordingly, the board periodically reviews its leadership structure.

A key responsibility of the Chief Executive Officer and the board is ensuring that an effective process is in place to provide continuity of leadership over the long term at all levels in our company. Each year, succession planning reviews are conducted culminating in a full review of senior leadership talent by the independent directors.

In addition, the Chief Executive Officer maintains in place at all times, and reviews with all directors, a confidential plan for the timely and efficient transfer of his or her responsibilities in the event of an emergency or his or her sudden incapacitation or departure.

The Board of Directors is actively involved in oversight of risks that could affect PB Bancorp, Inc. This oversight is conducted primarily through committees of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks. The Board of Directors also satisfies this responsibility through reports by the committee chair of all board committees regarding the committees’ considerations and actions, through review of minutes of committee meetings and through regular reports directly from officers responsible for oversight of particular risks within PB Bancorp, Inc.  Risks relating to the direct operations of Putnam Bank are further overseen by the Board of Directors of Putnam Bank, which currently consists of the same individuals who serve on the Board of Directors of PB Bancorp, Inc.  The Board of Directors of Putnam Bank also has additional committees that conduct risk oversight and they typically meet jointly with the committees of PB Bancorp, Inc. All committees are responsible for the establishment of policies that guide management and staff in the day-to-day operation of PB Bancorp, Inc. and Putnam Bank such as lending, risk management, asset/liability management, investment management and others.

Meetings and Committees of the Board of Directors

General. The business of the Company is conducted at regular and special meetings of the full Board and its standing committees. In addition, the “independent” members of the Board of Directors (as defined in the NASDAQ listing rules) meet in executive session and held two meetings during fiscal 2017. The standing committees consist of the Compensation Committee, the Nominating Committee and the Audit Committee. During the fiscal year ended June 30, 2017, the Board of Directors of the Company held 23 meetings. No member of the Board or any committee thereof attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which he or she has been a director); and (ii) the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served).

While the Company has no formal policy on director attendance at annual meetings of stockholders, all directors are encouraged to attend. Seven of the eight then-current directors attended the last Annual Meeting of Stockholders of PB Bancorp, Inc.

Compensation Committee. The Compensation Committee of the Board of Directors is responsible for developing compensation guidelines and for recommending the compensation for the Chief Executive Officer and the Executive Vice-President and Chief Financial Officer. The Compensation Committee consists of directors Richard A. Loomis, Paul M. Kelly, John P. Miller (Chairman), Charles W. Bentley, Jr. and Charles H. Puffer. No member of the Compensation Committee is a current or former officer or employee of PB Bancorp, Inc., Putnam Bank or any subsidiary. Each member of the Compensation Committee is considered “independent” as defined in the NASDAQ listing rules. The Compensation Committee of the Company met 17 times during the fiscal year ended June 30, 2017. The Board of Directors has adopted a written charter for the Compensation Committee, which is available at the Company’s website at www.putnambank.com.

The Company’s philosophy is to align executive compensation with the interests of stockholders and to determine appropriate compensation levels that will enable the Company to meet the following objectives:

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•	To attract, retain and motivate an experienced, competent executive management team;

•	To reward the executive management team for the enhancement of stockholder value based on our annual earnings performance and the market price of our stock;

•	To provide compensation rewards that are adequately balanced between short-term and long-term performance goals;

•	To encourage ownership of Company common stock through stock-based compensation at all levels of management; and

•	To maintain compensation levels that are competitive with other financial institutions, and particularly those in the Company’s peer group based on asset size and market area.

The Compensation Committee considers a number of factors in its decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers, the overall performance of the Company and a peer group analysis of compensation paid at institutions of comparable size and complexity. The Compensation Committee also considers the recommendations of the Chief Executive Officer with respect to the compensation of executive officers other than the Chief Executive Officer. The Compensation Committee and the Chief Executive Officer review the same information in connection with this recommendation. The Compensation Committee also administers and has discretionary authority over the issuance of awards under the Company’s equity plans.

The base salary levels for the Company’s executive officers are set to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in the Company’s market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for the given executive officer. The Compensation Committee has utilized bank compensation surveys compiled by the America’s Community Bankers as well as other surveys prepared by trade groups and independent benefit consultants. In setting the base salaries, the Compensation Committee also considers a number of factors relating to the executive officers, including individual performance, job responsibilities, experience level, ability and the knowledge of the position. These factors are considered subjectively and none of the factors are accorded a specific weight.

During the year ended June 30, 2017, the Compensation Committee engaged Thomas Warren & Associates, Inc. to provide assistance in reviewing the Company’s overall compensation structure, in establishing a short-term incentive plan and assistance with equity awards. The Compensation Committee considered the independence of Thomas Warren & Associates, Inc. in light of Securities and Exchange Commission rules and Nasdaq corporate governance listing standards and concluded that that the work performed by Thomas Warren & Associates, Inc. and its consultants involved in the engagement did not raise any conflict of interest and concluded that they were independent consultants to the Compensation Committee.

Nominating Committee. The Nominating Committee consists of directors Charles H. Puffer, Richard A. Loomis (Chairman) and John P. Miller. No member of the Nominating Committee is a current or former officer or employee of PB Bancorp, Inc., Putnam Bank or any subsidiary. Each member of the Nominating Committee is considered “independent” as defined in the NASDAQ listing rules. The Nominating Committee of the Company met once during the fiscal year ended June 30, 2017. The Board of Directors has adopted a written charter for the Nominating Committee, which is available at the Company’s website at www.putnambank.com.

Nominating Committee Procedures. The Nominating Committee intends to identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Nominating Committee decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Nominating Committee would solicit suggestions for director candidates from all Board members. In addition, the Nominating Committee may engage a third party to assist in the identification of director nominees. During the fiscal year ended June 30, 2017, the Company did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director. The Nominating Committee would seek to identify a candidate with consideration of the following criteria:

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•	Ability to contribute to the range of talent, skill and expertise appropriate for the Board;

•	Financial, regulatory and business experience and knowledge of banking and financial services industries;

•	Familiarity with the operations of public companies and the ability to understand financial statements;

•	Familiarity with the Company’s market area and participation and ties to local businesses and local civic, charitable and religious organizations;

•	The ability to represent the best interests of the stockholders of the Company and the best interests of Putnam Bank;

•	The ability to devote sufficient time and energy to the performance of his or her duties;

•	Independence under applicable SEC and listing definitions; and

•	Current equity holdings in the Company.

Finally, if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as an audit committee financial expert, would be taken into account.

The Board does not have a formal policy or specific guidelines regarding diversity among Board members, and generally views and values diversity from the perspective of professional and life experiences, as well as geographic location, representative of the markets in which we do business. The Board recognizes that diversity in professional and life experiences may include consideration of gender, race, or national origin in identifying individuals who possess the qualifications that the Board believes are important to be represented on the Board.

Procedures for the Recommendation of Director Nominees by Stockholders. The Board of Directors has adopted procedures for the submission of recommendations for director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board, the Nominating Committee will consider candidates submitted by the Company’s stockholders. Stockholders can submit qualified names of candidates for director by writing to our Corporate Secretary, at 40 Main Street, Putnam, Connecticut 06260. The Corporate Secretary must receive a submission at least 90 days prior to the anniversary date of the mailing of the proxy statement relating to the preceding year’s annual meeting of stockholders. The submission must include the following information:

•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the committee;

•	the name and address of the stockholder as they appear on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder’s ownership will be required);

•	the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

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•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

There have been no material changes to these procedures since they were previously disclosed in the proxy statement for PB Bancorp’s 2016 annual meeting of stockholders.

Submissions that are received and that meet the criteria outlined above are forwarded to the Nominating Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this Proxy Statement under the heading “Stockholder Proposals.”

Stockholder Communications with the Board. A stockholder of the Company who wishes to communicate with the Board or with any individual director may write to the Corporate Secretary of the Company, 40 Main Street, Putnam, Connecticut 06260, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, for example where it is a request for information about the Company or a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Audit Committee. The Audit Committee consists of directors Paul M. Kelly, John P. Miller and Richard A. Loomis. Each member of the Audit Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards and under SEC Rule 10A-3. The Board of Directors has determined that director Paul M. Kelly qualifies as an “audit committee financial expert” as that term is defined by the rules and regulations of the SEC. The duties and responsibilities of the Audit Committee include, among other things:

•	retaining, overseeing and evaluating an independent registered public accounting firm to audit the Company’s annual financial statements;

•	in consultation with the independent registered public accounting firm and the internal auditor, reviewing the integrity of the Company’s financial reporting processes, both internal and external;

•	approving the scope of the audit in advance;

•	reviewing the financial statements and the audit report with management and the independent auditors;

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•	considering whether the provision by the independent registered public accounting firm of services not related to the annual audit and quarterly reviews is consistent with maintaining the registered public accounting firm’s independence;

•	reviewing earnings and financial releases and quarterly reports filed with the SEC;

•	consulting with the internal audit staff and reviewing management’s administration of the system of internal accounting controls;

•	approving all engagements for audit and non-audit services by the independent registered public accounting firm; and

•	reviewing the adequacy of the Audit Committee charter.

The Audit Committee of the Company met four times during the fiscal year ended June 30, 2017. The Audit Committee reports to the Board on its activities and findings. The Board of Directors has adopted a written charter for the Audit Committee, which is available at the Company’s website at www.putnambank.com.

Audit Committee Report

The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this report shall not be deemed “soliciting material,” filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended.

The Audit Committee has prepared the following report for inclusion in this Proxy Statement.

As part of its ongoing activities, the Audit Committee has:

•	The Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed under Public Company Accounting Oversight Board (“PCAOB”) standards including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the consolidated financial statements.

•	The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their audit and the overall quality of the Company’s financial reporting.

•	Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communication with the Audit Committee concerning independence, and has discussed with the independent auditors their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017.

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This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit Committee.

Richard A. Loomis
Paul M. Kelly
John P. Miller

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics that is applicable to the Company’s officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Business Conduct and Ethics is available on the Company’s website at www.putnambank.com. Amendments to and waivers from the Code of Business Conduct and Ethics will also be disclosed on the Company’s website.

Executive Compensation

The following table sets forth for the years ended June 30, 2017 and 2016 certain information as to the total remuneration paid by us to Mr. Borner, who serves as Chairman and Chief Executive Officer, and the only other executive officer of the Company other than Mr. Borner (“Named Executive Officers”).

SUMMARY COMPENSATION TABLE

						Nonqualified
						deferred
						compensation	All other
Name and principal			Bonus	Stock awards	Option awards	earnings	compensation
position	Year	Salary ($)	($)	($) (1)	($) (2)	($) (3)	($) (4)	Total ($)
Thomas A. Borner,	2017	358,525	25,000	309,575	132,584	5,230	29,454	860,368
Vice-Chairman, President and Chief Executive Officer	2016	344,884	10,000	0	0	1,304	26,944	383,132

Robert J. Halloran, Jr.,	2017	227,403	10,000	127,890	54,772	0	26,345	446,410
Executive Vice President and Chief Financial Officer	2016	218,977	5,000	0	0	0	22,844	246,821

(1)	Reflects the aggregate grant date fair value of restricted stock awards granted during the applicable year. The assumptions used in the valuation of these awards are included in Note 13 to our audited financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2017, as filed with the Securities and Exchange Commission.
(2)	Reflects the aggregate grant date fair value of option awards granted during the applicable year. The value is the amount recognized for financial statement reporting purposes in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The assumptions used in the valuation of these awards are included in Note 13 to our audited financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2017, as filed with the Securities and Exchange Commission.
(3)	The amounts reflected in this column represent the above market interest rate received on deferred compensation that is not tax-qualified. The amount shown is only the portion that exceeds the market rate, as determined by Item 402 of Securities and Exchange Commission Regulation S-K.
(4)	The compensation represented by the amounts for 2017 set forth in the All Other Compensation column for the Named Executive Officers is detailed in in the table below. ESOP contributions are based upon allocations for the fiscal year ended June 30, 2017 of 1,255 shares for Mr. Borner and 1,117 shares for Mr. Halloran.

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For fiscal year ended June 30, 2017

			Life	Profit	Total all
	401(k) plan	ESOP	insurance	sharing	other
	contributions	contributions	premiums	contributions	compensation
Thomas A. Borner	$5,300	$13,242	$312	$10,600	$29,454

Robert J. Halloran, Jr.	$4,748	$11,789	$312	$9,496	$26,345

Amounts included in the “Stock awards” column for the year ended June 30, 2017 represent grants under our 2017 Equity Incentive Plan. Amounts related to stock awards and option awards are reported in the table above pursuant to applicable Securities and Exchange Commission regulations that require that we report the full grant-date fair value of grants in the year in which such grants are made. Because grants vest (are earned) at a rate of 20% per year over a five year period, the amounts actually vested and recognized as income on Form W-2 for Messrs. Borner and Halloran was $0. Amounts included in the “Option awards” column represent grants under our 2017 Equity Incentive Plan. Stock option grants are not treated as taxable income in the year of grant, so for the year ended June 30, 2017, the economic value of compensation related to the award of stock options as reported to the Internal Revenue Service on Form W-2 for income tax purposes was $0.

Benefit Plans

Insurance Plan. Putnam Bank provides its full-time officers and employees with health and life insurance pursuant to employer-sponsored group insurance plans (which do not discriminate in favor of the Named Executive Officers.

Deferred Compensation Retirement Plan. Putnam Bank maintains a deferred compensation retirement plan for the benefit of directors designated by the board to participate in the plan. The plan was frozen as of July 1, 2004, and no further contributions have been made to the plan since that date. On February 17, 2016, the Plan was amended to convert each participant’s account balance held by a rabbi trust established for the plan into an unfunded bookkeeping account maintained by Putnam Bank. As of each valuation date, the participants’ accounts have been credited with an investment return equal to the New York prime rate of interest, compounded monthly.

The participant’s bookkeeping account will be distributed to the participant (or the participant’s beneficiary in the event of death) in periodic installments (at least annually) as elected by the participant or the participant’s beneficiary. In the event the annual installment exceeds $10,000, the maximum distribution period will be ten years. In the event the participant’s account is less than $10,000, distribution will be made in a lump sum. Distribution will be made within 60 days of a participant’s normal or late retirement. In the event of termination of service due to disability, distribution will be made within 60 days following the close of the plan year in which termination of service occurs. In the event a participant terminates service for any reason other than normal retirement, disability or death, distribution will commence within the later of 60 days following the close of the plan year in which the participant terminates service or 60 days after the participant’s election to commence payment is delivered to the plan administrator. In the event of a participant’s death prior to termination of service, the participant’s account will be distributed to his or her beneficiary. If the participant dies after termination of service but prior to the complete distribution of his account balance, the undistributed balance will be distributed to the participant’s beneficiary in annual installments over three years unless the beneficiary elects otherwise.

Incentive Plans. For the year ended June 30, 2017 and prior years, on an annual basis, Putnam Bank could establish a pool of money for a discretionary incentive compensation plan for the benefit of its employees, including the Named Executive Officers. The Board of Directors was responsible for formulating an amount to be distributed, based upon Putnam Bank’s performance. To be eligible for an award, a participant must be employed by April 1 of the plan year and must remain employed through the date of disbursement. For the year ended June 30, 2017, the President and Chief Executive Officer and the Executive Vice President and Chief Financial Officer received bonuses of approximately 6.0% and 2.9% of their base salary, respectively, the value of which is reflected on the Summary Compensation Table above.

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Beginning with the fiscal year ending June 30, 2018, discretionary incentive compensation for the Named Executive Officers will be governed by the Putnam Bank Senior Management Short Term Incentive Plan (the “Plan”). The financial criteria for bonuses will be return on average equity, efficiency ratio and return on average assets, with bonuses calculated based upon comparing Putnam Bank’s performance with that of a peer group of financial institutions. Bonus amounts will be limited to 25% of base salary for the Chief Executive Officer and 20% of base salary for the other officers covered by the Plan.

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Outstanding Equity Awards at Year End. The following table sets forth information with respect to outstanding equity awards as of June 30, 2017 for the Named Executive Officers.

Equity
incentive plan
			Equity					Equity	awards:
			incentive plan					incentive plan	market or
			awards:					awards:	payout value
	Number of	Number of	number of					number of	of unearned
	securities	securities	securities			Number of	Market value	unearned shares,	shares, units
	underlying	underlying	underlying			shares or units	of shares or	units or other	or other rights
	unexercised	unexercised	unexercised	Option	Option	of stock that	units of stock	rights that	that have
	options	options	unearned	exercise	expiration	have not	that have not	have not	not vested
Name	exercisable (#)	unexercisable (#)	options (#)	price ($)	date	vested (#)	vested ($)(2)	vested (#)	($)

Thomas A. Borner	0	70,150	—	10.15	03/30/27	30,500	321,775	—	—
Robert J. Halloran, Jr.	0	28,980	—	10.15	03/30/27	12,600	132,930	—	—

(1)	All equity awards noted in this table were granted pursuant to the PB Bancorp, Inc. 2017 Stock-Based Incentive Plan, which was approved by stockholders on February 17, 2017, and represent all awards held at June 30, 2017 by the Named Executive Officers. On March 30, 2017, the Named Executive Officers were granted shares of restricted stock and stock options. Shares of restricted stock vest at a rate of 20% per year commencing on March 30, 2018. Stock options vest at a rate of 20% per year commencing on March 30, 2018, have an exercise price of $10.15, the closing price on the date of grant, and expire ten years from the date of grant.
(2)	Based upon a closing price of $10.55 as reported on the Nasdaq Capital Market as of June 30, 2017.

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Stock Benefit Plans

Employee Stock Ownership Plan and Trust.  The Board of Directors of Putnam Bank has adopted an employee stock ownership plan.  Employees who are at least 21 years old with at least one year of employment with Putnam Bank are eligible to participate. The employee stock ownership plan trust has borrowed funds from the Company and previously borrowed funds from the Company’s predecessor, PSB Holdings, Inc., and used those funds to purchase shares of common stock in the Company’s stock offering and in PSB Holdings, Inc.’s 2004 stock offering.  As a result, as of June 30, 2017 the employee stock ownership plan now holds 605,987 shares of Company common stock.  Collateral for the loan is the common stock purchased by the employee stock ownership plan. The loan is being repaid principally from Putnam Bank discretionary contributions to the employee stock ownership plan over a period of up to 20 years.  The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments. The interest rate for the loan is a floating rate equal to the prime rate.  Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among participants as the loan is repaid.

Contributions to the employee stock ownership plan and shares released from the suspense account in an amount proportional to the repayment of the employee stock ownership plan loan are allocated among employee stock ownership plan participants on the basis of compensation in the year of allocation. Benefits under the plan vest at the rate of 20% per year, starting upon completion of three years of credited service, and will be fully vested upon completion of seven years of credited service, with credit given to participants for years of credited service with Putnam Bank’s mutual predecessor prior to the adoption of the plan. A participant’s interest in his or her account under the plan fully vests in the event of termination of service due to a participant’s early or normal retirement, death, disability, or upon a change in control (as defined in the plan). Vested benefits are payable in the form of common stock and/or cash. Putnam Bank’s contributions to the employee stock ownership plan are discretionary, subject to the loan terms and tax law limits. Therefore, benefits payable under the employee stock ownership plan cannot be estimated. Pursuant to Financial Accounting Standards Board Accounting Standards Codification 718-40, the Company records compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account. In the event of a change in control, the employee stock ownership plan will terminate.

Stock-Based Incentive Plan. The Company has adopted the PB Bancorp, Inc. 2017 Stock-Based Incentive Plan (the “Incentive Plan”), to provide officers, employees and directors of the Company or the Bank with additional incentives to share in the growth and performance of the Company. The Incentive Plan was approved by stockholders on February 17, 2017.

Subject to permitted adjustments for certain corporate transactions, the Incentive Plan authorizes the issuance or delivery to participants of up to 634,573 shares of Company common stock pursuant to grants of incentive and non-statutory stock options, restricted stock awards and restricted stock units. Of this number, the maximum number of shares of Company common stock that may be issued under the Incentive Plan pursuant to the exercise of stock options is 453,267 shares, and the maximum number of shares of Company common stock that may be issued as restricted stock awards or restricted stock units is 181,306 shares. As of June 30, 2017, there were 33,556 restricted stock awards or units and 60,937 stock options that remain available for future grants under the Incentive Plan.

Set forth below is information as of June 30, 2017 regarding equity compensation plans. Other than the ESOP, the Company does not have any equity compensation plans that were not approved by its stockholders.

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	Number of Securities to be
	Issued upon Exercise of				Number of Securities
	Outstanding Options and		Weighted Average		Remaining Available for
Plan	Rights		Exercise Price		Issuance under the Plans
Equity compensation plans approved by stockholders	634,573	(1)	$10.15	(2)	94,493	(3)

Equity compensation plans not approved by stockholders	—		—		—
Total	634,573	(1)	$10.15	(2)	94,493	(3)

(1)	Includes 181,306 shares of restricted stock and 453,267 options to purchase shares of common stock awarded under the Incentive Plan.
(2)	Relates to 392,330 outstanding stock options.
(3)	Includes 33,556 shares of restricted stock available for future issuance and 60,937 options available for issuance under the Incentive Plan.

Directors’ Compensation

The following table sets forth for the year ended June 30, 2017 certain information as to the total remuneration paid to directors other than Mr. Borner and Mr. Halloran.

DIRECTOR COMPENSATION TABLE FOR THE YEAR ENDED JUNE 30, 2017

	Fees earned			All other
	or paid in	Stock awards	Option awards	compensation
Name	cash ($)	($) (1)	($) (2)	($)		Total

Charles W. Bentley, Jr.	22,900	92,010	39,407	0		154,316
Paul M. Kelly	24,100	92,010	39,407	0		155,516
Charles H. Puffer	27,500	92,010	39,407	0		158,917
Richard A. Loomis	24,050	92,010	39,407	0		155,466
John P. Miller	26,100	92,010	39,407	0		157,516
Jitendra K. Sinha	7,767	92,010	39,407	73,068	(3)	212,251

(1)	Reflects the aggregate grant date fair value of restricted stock awards of 9,065 shares granted to each director during the fiscal year with a grant date market value of $10.15 per share. This award vests equally over a five-year period beginning one year from the date of grant. The assumptions used in the valuation of these awards are included in Note 13 to our audited financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2017 as filed with the Securities and Exchange Commission. At June 30, 2017, each of our outside directors had 9,065 unvested shares of restricted stock.
(2)	Reflects the aggregate grant date fair value of option awards of 20,850 stock options granted to each director during the fiscal year with a grant date fair value of $1.89 per stock option. This award vests equally over a five-year period beginning one year from the date of grant. These options have an exercise price of $10.15 per option. The assumptions used in the valuation of these awards are included in Note 13 to our audited financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2017 as filed with the Securities and Exchange Commission. At June 30, 2017, each of our outside directors had no vested stock options and 20,850 unvested stock options.
(3)	Represents compensation paid to Mr. Sinha as a commercial loan officer with Putnam Bank until February 28, 2017 which was his last day as an employee. Mr. Sinha started receiving fees as a director after this date.

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For the year ended June 30, 2017, Putnam Bank paid the Chairman of the Board an annual salary of $27,500 with no per meeting fee. During the fiscal year ended June 30, 2017, all other non-employee directors received an annual retainer of $8,000 and $400 for each board meeting attended. The Compensation Committee Chairman received a fee of $300 for each committee meeting attended and each other Compensation Committee member received a fee of $200. All other non-employee Board committee members, except the Chairman of the Board, received a fee of $150 for each committee meeting attended except that committee chairpersons received a fee of $200 for each committee meeting attended. All non-employee directors, except for the Chairman of the Board, receive a fee of $500 for the annual Strategic Planning meeting.

Effective July 1, 2017, the Chairman of the Board will be paid an annual salary of $36,000 with no meeting fees. All other non-employee Directors will receive an annual retainer of $26,000 and the chairman of the Audit Committee and the chairman of the Compensation Committee will receive an additional $1,500 per year. No other meeting fees will be paid to the other non-employee Directors except for $150 for each Executive Committee meeting. All non-employee directors, except for the Chairman of the Board, receive a fee of $500 for the annual Strategic Planning meeting.

Transactions with Certain Related Persons

All transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of its common stock and affiliates thereof, are on terms no less favorable to the Company than could have been obtained by it in arm’s-length negotiations with unaffiliated persons. Such transactions must be approved by a majority of the independent directors of the Company not having any interest in the transaction. In the ordinary course of business, Putnam Bank makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with persons not related to Putnam Bank. Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to Putnam Bank’s directors and officers are made in conformity with the Federal Reserve Act and applicable regulations.

In accordance with the listing standards of the Nasdaq Stock Market, any transactions that would be required to be reported under this section of this Proxy Statement must be reviewed by our audit committee or another independent body of the board of directors. In addition, any transaction with a director is reviewed by and subject to approval of the members of the board of directors who are not directly involved in the proposed transaction to confirm that the transaction is on terms that are no less favorable as those that would be available to us from an unrelated party through an arms-length transaction.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company has approved the engagement of Wolf & Company, P.C. to be the Company’s independent registered public accounting firm for the 2018 fiscal year, subject to the ratification of the engagement by the Company’s stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of the engagement of Wolf & Company, P.C. for the Company’s fiscal year ending June 30, 2018. A representative of Wolf & Company, P.C. is expected to attend the Meeting to respond to appropriate questions and to make a statement, if deemed appropriate. All fees listed below include fees paid by the Company and PSB Holdings.

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Audit Fees

The following sets forth information with respect to the fees paid by the Company for the fiscal years ended June 30, 2017 and 2016 to Wolf & Company, P.C.

Audit Fees. The fees for professional services rendered by Wolf & Company, P.C. for the audit of the Company’s annual financial statements and for the review of the consolidated financial statements included in the Company’s quarterly reports on Form 10-Q were $110,000 for 2017, and the fees for such services as well as services performed in connection with the 2016 Form S-1 Registration Statement filed with the SEC were $213,500 for 2016.

Audit-Related Fees. There were audit-related fees of $2,500 for 2017, regarding consents that related to Company benefit plans. There were no additional fees for 2016 professional services by Wolf & Company, P.C., that were reasonably related to the performance of the audit.

Tax Fees.  There were no fees for professional tax services such as tax advice, tax planning, tax compliance and the review of tax returns paid to Wolf & Company, P.C. for 2017 or 2016.

All Other Fees. There were fees of $3,250 billed to the Company by Wolf & Company, P.C. during the fiscal year ended June 30, 2017 and $3,150 during the fiscal year ended June 30, 2016, related to services provided to the Putnam Bank Foundation.

The Audit Committee considered whether the provision of non-audit services was compatible with maintaining the independence of its independent registered public accounting firm for fiscal 2017. The Audit Committee concluded that performing such services in fiscal 2017 did not affect the independent registered public accounting firm’s independence in performing its function as auditors of the Company’s financial statements.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All other fees for the past two fiscal years were pre-approved by the Audit Committee.

Vote Requirement and Recommendation

In order to ratify the selection of Wolf & Company, P.C. as the independent registered public accounting firm for the 2018 fiscal year, the proposal must receive at least a majority of the votes cast “FOR” or “AGAINST”, either in person or by proxy, in favor of such ratification. The Audit Committee and the Board of Directors recommend a vote “FOR” the ratification of Wolf & Company, P.C., as the Company’s independent registered public accounting firm for the 2018 fiscal year.

PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

Stockholders are being given the opportunity to vote on an advisory (non-binding) resolution at the Annual Meeting to approve the compensation of our “Named Executive Officers,” as described in “PROPOSAL 1—ELECTION OF DIRECTORS—Executive Compensation.” Stockholders are urged to read these sections of this Proxy Statement, which discuss our compensation policies and procedures with respect to our Named Executive Officers.

Specifically, stockholders will be asked at the Annual Meeting to provide their support with respect to the compensation of our Named Executive Officers by voting on the following advisory, non-binding resolution:

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“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in this proxy statement pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

This advisory vote, commonly referred to as a “say-on-pay” advisory vote, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee value constructive dialogue on executive compensation and other important governance topics with our stockholders and encourage all stockholders to vote their shares on this matter. The Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation.

Unless otherwise instructed, validly executed proxies will be voted “FOR” this resolution.

The Board of Directors unanimously recommends that you vote “FOR” the resolution with respect to the compensation of our Named Executive Officers.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 40 Main Street, Putnam, Connecticut 06260, no later than June 4, 2018. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they shall act in accordance with their best judgment. The Board of Directors intends to exercise its discretionary authority to the fullest extent permitted under the Exchange Act.

ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE AN ANNUAL MEETING

The Company’s Bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the board of directors, the Company’s Secretary must receive written notice not earlier than the 120th day nor later than the 110th day prior to date of the annual meeting; provided, however, that in the event the date of the annual meeting is advanced more than 30 days prior to the anniversary of the preceding year’s annual meeting, then, to be timely, notice by the stockholder must be so received not later than the tenth day following the day on which public announcement of the date of such meeting is first made.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

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The notice with respect to director nominations must include: (a) as to each person whom the stockholder proposes to nominate for election as a director, (i) all information relating to such person that would indicate such person’s qualification to serve on the Board of Directors of the Company; (ii) an affidavit that such person would not be disqualified under the provisions of Article II, Section 12 of the Company’s Bylaws; (iii) such information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor rule or regulation; and (iv) a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected; and (b) as to the stockholder giving the notice: (i) the name and address of such stockholder as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder and such beneficial owner; (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor rule or regulation.

The 2018 annual meeting of stockholders is expected to be held November 2, 2018. Advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no earlier than July 6, 2018 and no later than July 16, 2018. If notice is received before July 6, 2018 or after July 16, 2018, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

Nothing in this proxy statement/prospectus shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

The Company’s 2017 Annual Report to Stockholders has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2017, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO ROBERT J. HALLORAN, JR., CORPORATE SECRETARY, PB BANCORP, INC., 40 MAIN STREET, PUTNAM, CONNECTICUT 06260, OR CALL AT (860) 928-6501.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 3, 2017

The Company’s proxy statement, including this Notice of Annual Meeting of Stockholders, and 2017 Annual Report To Stockholders On Form 10-K are each available on the Internet at http://www.astproxyportal.com/ast/20878. If you need directions to attend the annual meeting and to vote in person, please call us at (860) 928-6501 ext. 3057.

BY ORDER OF THE BOARD OF DIRECTORS

Robert J. Halloran, Jr.
Corporate Secretary

Putnam, Connecticut

October 2, 2017

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ANNUAL MEETING OF STOCKHOLDERS OF PB BANCORP, INC. November 3, 2017 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 3, 2017 The Company's proxy statement, including the Notice of Annual Meeting of Stockholders, and 2017 Annual Report To Stockholders On Form 10-K are each available on the Internet at http://www.astproxyportal.com/ast/20878 If you need directions to attend the annual meeting and to vote in person, please call us at (860) 928-6501 ext. 3057. Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20233000000000001000 6 110317 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. The election as directors of all nominees listed below, each to serve for the term specified after his or her name: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: Robert J. Halloran, Jr. (three-year term) Jitendra K. Sinha (three-year term) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: 2. The ratification of Wolf & Company, P.C. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2018. 3. An advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement. FOR AGAINST ABSTAIN THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF SIGNED, WILL BE VOTED "FOR" FOR THE UNVOTED PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a Proxy Statement dated October 2, 2017, and audited financial statements. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign, but only one signature is required. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PB BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS November 3, 2017 The undersigned hereby appoints the official proxy committee, consisting of the Board of Directors, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Crossings Restaurant located at 45 Main Street, Putnam, Connecticut at 9:00 a.m., Connecticut time, on Friday, November 3, 2017. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as indicated on the reverse side. (Continued and to be signed on the reverse side.) 1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF PB BANCORP, INC. November 3, 2017 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 3, 2017: The Company's proxy statement, including the Notice of Annual Meeting of Stockholders, and 2017 Annual Report To Stockholders On Form 10-K are each available on the Internet at http://www.astproxyportal.com/ast/20878 If you need directions to attend the annual meeting and to vote in person, please call us at (860) 928-6501 ext. 3057. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20233000000000001000 6 110317 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, AND “FOR” PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. The election as directors of all nominees listed below, each to serve for the term specified after his or her name: FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: Robert J. Halloran, Jr. (three-year term) Jitendra K. Sinha (three-year term) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: 2. The ratification of Wolf & Company, P.C. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2018. 3. An advisory, non-binding resolution to approve the executive compensation described in the Proxy Statement. FOR AGAINST ABSTAIN THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY, IF SIGNED, WILL BE VOTED "FOR" FOR THE UNVOTED PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a Proxy Statement dated October 2, 2017, and audited financial statements. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign, but only one signature is required. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Signature of Stockholder Date